January 30, 2016

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Small Cap Core Fund

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated January 30, 2016

Notice of Fund Name Change

At a meeting of the Board of Trustees (the “Board”) of Touchstone Funds Group Trust held on November 19, 2015, the Board approved changing the name of the Touchstone Small Cap Core Fund to the "Touchstone Small Cap Fund." The name change is effective on January 30, 2016. There will be no change in the way the Fund is currently managed.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, Rhode Island 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TSFAX-S1-1601